Exhibit 99.1

First Financial Holdings, Inc.

Nasdaq: FFCH

March 31, 2012

Forward-looking Statements

Discussions and statements in this presentation that are not statements of historical fact and statements regarding First Financial Holdings Inc.’s (“First Financial”) future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties.  No forward-looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in First Financial’s filings with the Securities and Exchange Commission.

Other factors not currently anticipated may also materially and adversely affect First Financial’s results of operations, cash flows, and financial position.  There can be no assurance that future results will meet expectations.  While First Financial believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement.  In addition, these statements speak only as of the date made. First Financial does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

First Financial Holdings, Inc.

Overview

First Financial Holdings, Inc.

Corporate Profile

•  Carolinas-based financial institution

–  Largest publicly traded bank headquartered in Charleston, SC

–  Serving customers’ banking needs since 1934

–  Primary markets located in the Coastal Carolinas, Florence and Greenville, SC

–  Total of 73 financial centers with approximately 25%  “in-store” locations

–  Convenient seven-day-a-week banking

•  Diversified business mix

–  Business Banking team delivers cash management and small business advisory services

–  Mortgage origination services available through financial centers and third-party channels

•  Total servicing portfolio of $2.5 billion including $1.5 billion serviced for others

–  Wealth management group offers personal relationship banking, trust, brokerage, and
          401(k) administration services

•  Strategic advantages

–  Strong asset quality

–  Solid capital levels

–  Growth markets and strong distribution channels

–  Experienced management team and associates

First Financial Holdings, Inc.

First Financial Footprint

Note: FDIC deposit data as of June 30, 2011
Data Source: SNL Financial

* Proforma includes branches acquired from Liberty and Plantation Federal

First Financial Holdings, Inc.

Management Team

Years of

Financial

Services

Relevant

Name

Position

Age

Experience

Experience

R. Wayne Hall                President and Chief Executive Officer

Blaise B. Bettendorf  Executive Vice President - Chief Financial Officer

J. Dale Hall                       Executive Vice President - Chief Banking Officer

Joseph W. Amy            Executive Vice President - Chief Credit Officer

Richard A. Arthur        Executive Vice President - Retail Banking

Susan A. Bagwell       Executive Vice President - Human Resources

Robert L. Davis            Executive Vice President - Corporate Counsel

John N. Golding          Executive Vice President - Commercial Banking

Kellee S. McGahey     Executive Vice President - Marketing

Eartha C. Morris           Executive Vice President - Support Services

Daniel S. Vroon            Executive Vice President - Wealth Management

61                 36                   EVP / CRO at Provident Bank

49                 28                  SVP / CFO at Carolina Commerce Bank,

and Summit National Bank; Previously

Audit Manager with PricewaterhouseCoopers

64                 42                  SVP / Commercial Market Executive

at Bank of America

62                 38                   Credit positions at Mellon and U.S. Bank

39                 16                   SVP at Bank of America

48                 27                   VP Human Resources at First Federal

59                 30                   Managing Director and General Counsel at

Provident Bankshares Corporation/Provident
Bank

44                 22                   SVP at Wachovia/Wells Fargo

33                   2                    Assistant Director at College of

Charleston/Lowcountry Graduate Center

55                 34                  EVP / COO at Congressional Bank

EVP / Head of Bank Operations at PNC Bank
(formerly Riggs National Bank)

44                 15                   SVP Bank of America

First Financial Holdings, Inc.

Strategic Acquisition

Plantation Federal Bank

• FDIC-assisted transaction

— Purchased substantially all assets and assumed deposits and certain other liabilities of Plantation Federal Bank on April 27, 2012 — Branches opened for business as First Federal financial centers on
     Monday, April 30th

• Locations include Grand Strand coastal market and Upstate SC

— Initial entry into the demographically attractive Greenville market, providing geographic diversification

— Expanded market share in existing Myrtle Beach and Pawleys
     Island markets

• Financially attractive

— Immediately accretive to EPS and tangible book value
— No external capital needed to complete transaction
— Considerable opportunity for operating efficiencies
— Credit risk mitigated through loss-sharing agreement

First Financial Holdings, Inc.

Transaction Overview

Plantation Federal Bank

Transaction Summary1

Loan Loss Summary

($ in thousands)

($ in thousands)

Total assets

$  486,400

Covered assets, including

Total loans, before fair value marks

348,649

commercial loans and OREO2

$ 221,700

Residential 1-4 mortgages

38.3%

Commercial

61.0%

Loss coverage -

Consumer

0.7%

Tranch 1:  Up to $55 million

80.0%

Total deposits

440,511

Tranch 2:  > $55 million,

Transaction accounts

12.7%

up to $65 million

0.0%

Savings & money market

29.9%

Tranch 3:  > $65 million

60.0%

Time deposiuts

57.4%

True up provision -

Asset discount bid

47,000

If losses are less than Intrinsic Loss

Initial cash settlement from FDIC

46,000

estimate, upside shared with FDIC

1 Based on reported book values as of December 31, 2011, excluding fair

2 Based on FDIC Bid Valuation Date as of February 2, 2012,

value adjustments

excluding fair value adjustments

First Financial Holdings, Inc.

Market Share Analysis

Plantation Federal Bank

Pro Forma after Acquisition

Total

Deposit

# of New

Deposits

Market

Market

Market

Branches

(000s)

Share (%)

Share Rank

Pawleys Island/Georgetown, SC

1

$211,713

20.33%

1

Myrtle Beach/No. Myrtle Beach, SC

2

391,592

7.21%

6

Greenville, SC

3

238,923

1.85%

12

Source - SNL Financial; FDIC deposit data as of June 30, 2011

Plantation Federal Bank Overview:

• Founded in 1986 in Pawleys Island, SC

• Leading market share in Pawleys Island

• Established First Savers Bank in Greenville, SC as separate de novo charter in 1996

• Combined Plantation and First Savers charters in 2008

• Attractive deposit mix with solid core deposits in excess of 40%

First Financial Holdings, Inc.

First Financial Holdings, Inc.

Strategic Expansion

Liberty Savings Bank Branches

• On April 20, 2012, consummated
        the acquisition of five branches

from Liberty Savings Bank, FSB
in Hilton Head market

• Moved to 7th from 12th in market
        share and doubled deposit base

• Consolidated 3 locations and
        added 2 new financial centers

• Attractive deposit mix with solid
        core deposits in excess of 75%

and low cost of funds

• Loans acquired were all
        performing and in-market

Transaction Summary1

($ in thousands)

Assets acquired:

Total loans, before fair value marks
           Residential 1-4 mortgages                        $         5,664

Commercial                                                                                     2,522

Consumer                                                                                      12,568

$     20,754

Liabilities assumed:
Total deposits

Transaction accounts                                        $  59,800

Savings & money market                                   25,106

Time deposiuts                                                                    28,135

$113,041

1  Based on book values as of April 20, 2012 closing, excluding fair value adjustments

First Financial Holdings, Inc.

Strategic Priorities

• Profitability enhancements

– Explore specialty financing opportunities

– Expand mortgage correspondent and retail lending channels

– Expand Wealth Management presence and territory for broker-
          dealer and 401k administration division

– Enhance operating efficiencies through process improvement initiatives

• Position the franchise for the future

– Fully integrate acquisitions and achieve efficiencies
– Launch the brand in the new Greenville market

– Consider financially and strategically attractive non-dilutive growth opportunities

First Financial Holdings, Inc.

FINANCIAL REVIEW

March 2012 Quarter Highlights

• Core net income of $3.8 million, representing the fourth consecutive quarter of increases

• Strong net interest margin of 3.84%

• Stable charge-off levels and third consecutive quarter of reduced provision for loan losses

• Allowance for loan losses of 2.16% and 1.48x coverage for non-

covered nonperforming loans

• Strong capital measures, which increased over the prior quarter

• Tangible common equity ratio of 6.70%

• Tier 1 leverage capital ratio of 10.22%

• Total risk-based capital ratio of 16.08%

First Financial Holdings, Inc.

Operating Results Highlights

For the Quarter Ended

March 31,

June 30,

September 30,

December 31,

March 31,

($ in thousands)

2011

2011

2011

2011

2012

Core operating (loss) income1

$

(1,365)

$

(131)

$

1,720

$

2,866

$

3,848

Net income (loss)

(430)

(43,000)

1,077

15,572

1,739

Net interest income

29,287

29,416

29,064

28,899

28,252

Provision for loan losses2

12,675

77,803

8,940

7,445

6,745

Noninterest income

11,255

11,422

14,238

32,770

13,182

Noninterest expense

30,145

28,599

29,588

28,886

28,709

State NOL DTA write-off

---

---

---

---

2,111

(Loss) income from continuing

operations

(1,365)

(40,276)

2,881

15,572

1,739

Income (loss) from discontinued

operations (net of income taxes)3

935

(2,724)

(1,804)

---

---

EPS - continuing operations

(0.14)

(2.50)

0.12

0.88

0.05

EPS - common

(0.08)

(2.66)

0.01

0.88

0.05

Pretax preprovision earnings from

continuing operations3

10,397

12,239

13,714

32,783

12,725

Net interest margin

3.83%

3.83%

3.87%

3.91%

3.84%

1 Excludes the after-tax effect of: the loan reclassification to held for sale for June 30, 2011 of $(42.9) million, gains on loans sold for
  September 30, 2011 of $1.2 million and for December 31, 2011 of $12.7 million and DTA write-off for March 31, 2012 $(2.1) million

2 June 30, 2011 and September 30, 2011 include $65.7 million and $1.4 million, respectively in additional net provision due to the reclassification of loans to loans held for sale

3 Sale of First Southeast Insurance was completed on June 1, 2011 and the sale of Kimbrell was completed on September 30, 2011

First Financial Holdings, Inc.

Net Interest Margin Analysis

For the Quarter Ended

March 31, 2011

March 31, 2012

Change in

Average

Average

Average

Average

Average

Basis

($ in thousands)

Balance

Interest

Rate

Balance

Interest

Rate

Balance

Interest

Points

Earning assets:

Interest-bearing deposits

$

7,294

$

2

0.11%

$

8,484

$

1

0.05%

$

1,190

$

(1)

(6)

Investment securities1

435,568

4,774

4.52

490,356

3,867

3.31

54,788

(907)

(121)

Loans2

2,607,161

34,844

5.42

2,420,000

32,476

5.39

(187,161)

(2,368)

(3)

FDIC indemnification asset

65,686

564

3.48

48,774

15

0.12

(16,912)

(549)

(336)

Total earning assets

3,115,709

40,184

5.25

2,967,614

36,359

4.94

(148,095)

(3,825)

(31)

Interest-bearing liabilities:

Deposits

2,172,657

6,879

1.28

1,946,317

3,951

0.82

(226,340)

(2,928)

(46)

Borrowings

555,630

4,018

2.93

609,665

4,156

2.73

54,035

138

(20)

Total interest-bearing liabilities

2,728,287

10,897

1.62

2,555,982

8,107

1.28

(172,305)

(2,790)

(34)

Net interest income

$29,287

$28,252

$(1,035)

Net interest margin

3.83%

3.84%

1

1

Interest income used in the average rate calculation includes the tax equivalent adjustment of $144 thousand and $182 thousand for the quarter ended March 31, 2011 and March 31, 2012,

respectively, calculated based on a federal tax rate of 35%.

2  Average loans include loans held for sale and nonaccrual loans. Loan fees, which are not material for any of the periods, have been included  in loan interest income for the rate calculation.

First Financial Holdings, Inc.

Noninterest Income

For the Quarter Ended

March 31,

June 30,

September 30,   December 31,

March 31,

($ in thousands)

2011

2011

2011

2011

2012

Service charges and fees on deposit accounts

$

6,381

$

6,982

$

7,196

$

7,099

$

7,302

Mortgage and other loan income

1,124

2,051

2,743

2,681

3,435

Trust, plan administration and brokerage fees

1,778

1,773

1,921

1,724

1,745

Other

675

670

647

650

769

Other-than-temporary-impairment

(122)

(54)

(169)

(180)

(69)

Total core noninterest income

9,836

11,422

12,338

11,974

13,182

Gain on sold loan pool, net

---

---

1,900

20,796

---

Gain on sale of security

1,419

---

---

---

---

Total noninterest income

$

11,255

$

11,422

$

14,238

$

32,770

$

13,182

First Financial Holdings, Inc.

Noninterest Expense

For the Quarter ended

March 31,

June 30,

September 30,

December 31,

March 31,

($ in thousands)

2011

2011

2011

2011

2012

Salaries and employee benefits

$

15,614

$

15,373

$

14,672

$

14,511

$

15,142

Occupancy costs

2,208

2,116

2,188

2,144

2,267

Furniture and equipment

1,825

1,769

1,725

1,870

1,809

Other real estate expenses, net

(133)

800

3,115

1,541

530

FDIC insurance and regulatory fees

1,484

850

576

830

986

Professional services

1,326

1,094

1,521

1,019

1,431

Advertising and marketing

993

810

868

792

656

Other loan expense

925

1,099

990

1,043

1,351

Intangible asset amortization

82

82

79

90

90

Other expense

4,039

3,976

3,854

5,046

4,447

Total core noninterest expense

$

28,363

$

27,969

$

29,588

$

28,886

$

28,709

Compensation agreements

1,782

---

---

---

---

Goodwill impairment

---

630

---

---

---

Total noninterest expense

$

30,145

$

28,599

$

29,588

$

28,886

$

28,709

First Financial Holdings, Inc.

Balance Sheet Summary

As of

March 31,

June 30,

September 30,       December 31,

March 31,

($ in thousands)

2011

2011

2011

2011

2012

Total assets

$

3,302,012

$

3,221,544

$

3,206,310

$

3,146,964

$

3,145,538

Investment securities

446,464

478,570

469,561

457,730

500,331

Loans

2,559,845

2,372,069

2,355,280

2,385,457

2,355,567

Allowance for loan losses

85,138

55,491

54,333

53,524

50,776

Net loans

2,474,707

2,316,578

2,300,947

2,331,933

2,304,791

Deposits

2,344,780

2,315,745

2,302,857

2,239,138

2,264,489

Borrowings

608,710

604,704

605,204

608,204

580,204

Shareholders' Equity

311,527

266,564

268,506

277,178

278,043

Loan/deposit ratio

109.17%

102.43%

102.28%

106.53%

104.02%

Allowance for loan losses/total loans

3.33%

2.34%

2.31%

2.24%

2.16%

First Financial Holdings, Inc.

Capital Position

As of

March 31,

June 30,

September 30,

December 31,

March 31,

2011

2011

2011

2011

2012

First Financial (FFCH)

Equity to assets

9.43%

8.27%

8.37%

8.81%

8.84%

Tangible common equity to tangible assets1

6.40

6.08

6.27

6.67

6.70

Book value per common share

$ 14.92

$ 12.20

$ 12.31

$ 12.84

$ 12.89

Tangible common book value per share1

12.65

11.83

12.16

12.69

12.75

Dividends paid per common share, authorized

0.05

0.05

0.05

0.05

0.05

Common shares outstanding, end of period (000s)

16,527

16,527

16,527

16,527

16,527

Tier 1 leverage capital ratio2

10.22%

Tier 1 risk-based capital ratio2

14.81

Total risk-based capital ratio2

16.08

First Federal (FFB)3

Tier 1 leverage capital ratio

8.58%

7.48%

8.26%

8.92%

9.00%

Tier 1 risk-based capital ratio

11.51

10.07

11.26

12.35

13.05

Total risk-based capital ratio

12.78

11.33

12.53

13.61

14.32

1  Non-GAAP

2  The quarter ended March 31, 2012 represents the first period bank holding company ratios are required to be filed with the Federal Reserve Bank included within FR Y-9C,
    Consolidated Financial Statements for Bank Holding Companies.

3  Capital ratios for the quarter ended March 31, 2012 for First Federal Bank are based on reporting requirements for financial institutions filing FFIEC 041, FDIC Consolidated Reports of Condition and Income (the “Call” Report). Prior period ratios are reported based on superseded regulatory requirements previously issued by the Office of Thrift Supervision.

First Financial Holdings, Inc.

First Financial Holdings, Inc.

Investment Portfolio

•

49% fixed/ 51% variable

•     Average portfolio yield: 3.23%

•     Modified duration: 3.2 years

•     Private label/CMO: mostly 2003-2005 vintages

•

All but 3 securities are in super senior or senior tranches (3 are in mezzanine)

•

Part of at least one support tranche exists on all CMOs

•    Bank trust preferred CDOs: <$1 million individually; all are in mezzanine tranche

As of

March 31, 2011

March 31, 2012

Amortized

Estimated

Amortized

Estimated

($ in thousands)

Cost

Fair Value

Cost

Fair Value

Securities available for sale

Obligations of the U.S. Government agencies

and corporations

$

1,890

$

1,897

$

1,755

$

1,784

State and municipal obligations

450

457

450

481

Collateralized debt obligations

7,434

3,494

6,941

3,515

Mortgage-backed securities

68,781

72,071

139,057

142,794

Collateralized mortgage obligations

297,664

300,263

290,458

287,797

Other securities

5,181

5,047

5,797

6,160

Total securities available for sale

$

381,400

$

383,229

$  444,458

$  442,531

Securities held to maturity

State and municipal obligations

$

21,055

$

22,300

$

19,327

$

22,045

Certificates of deposit

907

907

508

508

Total securities held to maturity

$

21,962

$

23,207

$

19,835

$

22,553

First Financial Holdings, Inc.

Loan Composition

March 31, 2012

March 31, 2011

March 31, 2012

4%

Avg

Avg

11%

($ in thousands)

Balance

Yield

Balance

Yield

Residential loans

15%

3%

19%

4%

41%

3%

Residential 1-4 family
Residential construction
Residential land

Total residential loans

Commercial loans
  Commercial business

Commercial real estate
Commercial construction
Commercial land

Total commercial loans

Consumer loans
  Home equity

Manufactured housing
Marine

Other consumer

$        916,146

20,311

48,955

985,412           4.24%

91,005

570,300

22,269

119,326

802,900            5.45%

387,957

270,694

59,428

53,454

$        972,881

15,501

40,794

1,029,176            4.10%

88,411

446,982

16,289

54,786

606,468            5.81%

347,825

275,845

50,458

45,795

Residential 1-4 family                                    Residential construction and land

Commercial business                                    Commercial real estate

Commercial construction and land           Home equity

Manufactured housing                                    Marine and other consumer

Total consumer  loans                       771,533            6.76%                 719,923           6.92%

Total loans                                            $   2,559,845            5.37%       $   2,355,567           5.40%

Covered loans1                                  $      173,673                                $        141,386

1 Covered loans were acquired in the Cape Fear Bank FDIC-assisted transaction and are subject to a loss share agreement

First Financial Holdings, Inc.

Loan Trends

($ in millions)

$3,000

$2,000

$1,000

$0

$2,560

$2,372                                       $2,355

$772

$765                                             $753

5.50%

5.40%                                          5.39%

$803

$649                                             $635

$985                                              $958                                             $967

Mar-11                                      Jun-11                                        Sep-11

Residential                  Commercial                       Consumer

$2,385                                         $2,356

$720

$735

5.52%

5.42%

$618                                                 $607

$1,032                                           $1,029

Dec-11                                        Mar-12

Weighted Average Yield for Quarter

6.00%

5.80%

5.60%

5.40%

5.20%

5.00%

Deposit Mix

March 31, 2012

5%

3%                                                14%

15%

19%

19%

10%

15%

Noninterest-bearing

Interest-bearing

Savings

Money market

Retail CDs < $100,000

Retail CDs > $100,000

($ in thousands)

Noninterest-bearing

Interest-bearing

Savings

Money market

Total core deposits

Certificates of deposit:

Retail CDs < $100,000

Retail CDs > $100,000

Total retail CDs

CDARs

Brokered CDs

Total wholesale CDs

Total deposits

March 31, 2011

Avg

Balance           Rate

$ 233,197             ---

437,113        0.35%

183,137        0.26

318,787        0.45

1,172,234

499,053        1.90

394,011        2.13

893,064

84,406        0.82

195,076        1.43

279,482

$ 2,344,780         1.06%

March 31, 2012

Avg

Balance          Rate

$ 308,007             ---

435,063        0.12%

225,289        0.15

338,055         0.35

1,306,414

421,910        1.38

331,571        1.73

753,481

79,988        0.50

124,606        1.11

204,594

$ 2,264,489        0.68%

CDARs

Brokered CDs

First Financial Holdings, Inc.

Deposit Trends

First Financial Holdings, Inc.

First Financial Holdings, Inc.

Liquidity Sources

March 31, 2012

Primary Source Availability

Total Available  = $794 million

$181

• Stable core deposit base

• Multiple funding sources

• Consistent cash flows from

$212

securities portfolio

$40

$361

  FRB

  Fed Funds

  FHLB

  Unpledged Securities

• Capacity to obtain           additional Brokered and

Jumbo CDs

Key Liquidity Ratios:

03/31/11

03/31/12

Funding Availability/Assets                        16.07%                  25.28%

Total Deposits/Total Funding                   80.88%                  81.17%

Brokered Deposits/Total Funding          9.51%                     7.22%

Unpledged Securities/Total Assets     4.66%                      5.87%

First Financial Holdings, Inc.

Credit Quality

Credit Trends

As of and for the Quarter ended

March 31,

June 30,

September 30,

December 31,

March 31,

($ in millions)

2011

2011

2011

2011

2012

Credit Metrics

(1)

(1)

Total nonperforming assets ("NPA")

$

182.3

$           70.4

$              67.2

$               68.2

$               71.7

(1)

(1)

NPAs/assets

5.52%

2.18%

2.10%

2.17%

2.28%

(2)

(2)

Net charge-offs ("NCO")

15.9%

12.4

  7.9

  8.3

  9.5

NCOs/average loans

2.45%

1.96%

(2)

1.33%

(2)

1.39%

1.60%

Criticized loans (3)

$

82.3

$

67.3

$

62.4

$

66.4

$

59.8

Classified assets (3)

273.7

149.3

132.7

135.1

136.2

Classified assets/Bank tier 1 capital +

allowance for loan losses ("ALL")

75.40%

50.58%

41.76%

40.53%

40.83%

Classified assets/FFCH tier 1 capital + ALL (4)

67.79%

41.57%

36.77%

36.12%

36.56%

Credit Metrics Excluding Covered Assets

Total nonperforming assets

$

159.9

$            46.2

$               39.5

$               43.1

$               44.7

NPAs/assets

4.84%

1.43%

1.23%

1.35%

1.42%

Criticized loans (3)

$

67.7

$

56.2

$

54.3

$

59.5

$

55.0

Classified assets (3)

236.8

101.0

89.9

94.1

95.1

Classified assets/Bank tier 1 capital + ALL

65.23%

34.21%

28.29%

28.21%

28.51%

Classified assets/FFCH tier 1 capital + ALL (4)

58.64%

28.12%

24.91%

25.15%

25.53%

(1)

Excludes nonperforming assets held for sale of $42.7 million and $41.3 million at June 30, 2011 and September 30, 2011, respectively.

(2)

Excludes charge-offs of $95.0 million and $2.2 million from loans reclassified to held for sale for the quarters ending June 30, 2011 and September 30, 2011, respectively.

(3)

Criticized loans and classified assets (consisting of classified loans and OREO) are based on regulatory guidance.

(4)

FFCH began reporting regulatory capital information at March 31, 2011. All prior periods are pro forma calculations.

First Financial Holdings, Inc.

Delinquent Loans

First Financial Holdings, Inc.

Nonperforming Loans

Note: Nonperforming loans include loans past due 90+ days still accruing interest and restructured loans still accruing interest.
   Nonperforming loans held for sale of $43 million and $39 million were excluded from the graph, for the quarters ended
   June 30, 2011 and September 30, 2011 respectively.

First Financial Holdings, Inc.

Other Repossessed Assets

Note: Other reposessed assets excludes $1.9 million of non-covered other real estate owned that was included in assets held for bulk sale at
  September 30, 2011.

First Financial Holdings, Inc.

Net Charge-offs and Provision

( in millions)

$20.0

$18.0

$16.0

$14.0

$12.0

$10.0

$8.0

$6.0

$4.0

$2.0

$-

$12.7

$12.1

$7.4

$7.5

$6.7

$16

$12

$9

$8

$8

Mar-11                           Jun-11                               Sep-11                             Dec-11                            Mar-12

Net Charge-offs $                   Provision $

Note: Excludes charge-offs of $95 million and $2.2 million and provision of $65.7 million and $1.4 million from loans reclassified as held for sale for the quarters ending June 30, 2011 and September 30, 2011, respectively.

First Financial Holdings, Inc.

Investment Opportunity

•  Well positioned balance sheet

–  Substantially reduced level of problem assets during 2011

–  Stable core deposit base and ample sources of liquidity

–  Strong capital position

•  Continued core earnings enhancement opportunities

–  Diversified income sources and initiatives for additional revenue enhancement

–  Effective management of interest-rate risk

–  Improving business processes and cost control for operating efficiency gains

–  Anticipate credit cost reductions related to improved credit quality

•  Experienced senior management team

–  Diverse backgrounds include national, regional and community banks

•  Demographically attractive banking markets

–  Economic development initiatives in existing markets

–  Carolinas markets considered highly attractive locations for new businesses and growth opportunities

First Financial Holdings, Inc.

APPENDIX

First Financial Holdings, Inc.

Highly Attractive Markets

2011-2016 Projected Household Growth Rate

14.0%

12.0%

10.0%

9.28%

8.0%

6.0%

3.62%

US Average

4.0%

2.0%

0.0%

Charleston
     MSA

Population                                                  676,751

Projected Population Growth                      8.58%

Median Household Income (HHI)            $44,910

Projected Median HHI Growth                   10.12%

Unemployment Rates 12/31/11*                 7.70%

Unemployment Rates 03/31/12*                 7.10%

* Not seasonally adjusted
Data Source:  SNL Financial as of June 30, 2011

9.54%             9.28%

4.12%

Wilmington Myrtle Beach Georgetown

MSA               MSA                    MSA

368,176              275,035                   60,440

9.01%                9.22%                     2.88%

$40,649              $40,390                 $38,486

11.73%               10.81%                    4.67%

10.90%               12.00%                  10.40%
  9.90%               10.30%                     9.50%

11.71%

3.65%

Florence    Hilton Head/

MSA           Beaufort

MSA

207,064              189,493

3.14%               10.41%

$36,246              $51,129

5.65%                  9.96%

10.40%                 7.80%
  9.60%                  7.30%

6.25%

6.57%

Greenville                                        SC

MSA

645,404                                4,682,632

6.15%                                      6.04%

$44,251                                   $41,607

8.33%                                      8.43%

7.60%                                      9.50%

7.10%                                      8.70%

6.78%

NC

9,658,876

6.57%

$42,941

8.99%

10.20%

9.60%

First Financial Holdings, Inc.

Economic Updates

Charleston Market Targeted Industries

•  Aerospace/Aviation

–    Boeing plant completed and Dreamliner production in process

•   First 787 rolled out from the assembly line in April 2012 with final delivery to Air India expected by end of 2nd quarter

•   Anticipate 3,800 direct jobs; opportunity to double with suppliers

–    For 2011 year-to-date, in excess of $66 million in investment and over 700 jobs in the aerospace-related sector announced for SC

–   TIGHITCO, an industry leader in the design, fabrication and repair of engineered components and integrated systems for aerospace, locating a new $30 million manufacturing facility in Charleston, creating 350 jobs in 2012

•  Alternative Energy

–   Clemson University Restoration Institute (CURI), created a 97-acre campus in Charleston for experts and researchers in design, planning and construction to advance global restoration methods and technologies

–   World’s largest, and one of only three, wind turbine drivetrain test facility; fully operational by end of 2012, offering simultaneous testing of 7.5 and 15 megawatt power train components

–   Potential for 20,000 jobs statewide with manufacturing contract

First Financial Holdings, Inc.

Economic Updates

Charleston Market Targeted Industries

•  Biomedical

– Medical University of SC, nationally recognized research center and teaching hospital,

awards 800+ degrees each year, employs more than 11,000, and annually contributes over
$2.3 billion to the local economy

–   In excess of $243 million in research funding granted in 2011

–  MUSC opening drug discovery and bioengineering research buildings in next year

–  Bioscience activity in area includes 35 pharmaceutical and medical device manufacturers and more than 50 research laboratories and development companies

•  Advanced Security and IT

–   Nearly every U.S. Department of Defense and Department of Homeland Security agency engaged in next-generation security systems and monitoring technology are housed in the region with more than 18,000 ex-military and government employees in the area

–   Hundreds of defense contractors are located in Charleston, including SAIC, SRC and BAE,             with an estimated $8 billion in contracts completed since 2000

–   Space & Naval Warfare Systems Center Atlantic (SPAWAR) will soon open a new consolidated engineering laboratory to focus on IT innovations

First Financial Holdings, Inc.

Economic Updates

•  SC Port Authority - Charleston

–  Eighth largest U.S. container port by cargo value

•   Over $62.4 billion in goods move through the port annually

–  Deepest harbor and shipping channels in the South Atlantic

•   Regularly hosts post-Panamax vessels at high tide

–  Approval for study to deepen harbor 3 – 5 feet to accommodate larger ships at any tide

–  Offers global connections to 150 countries around the world

–  Fiscal 2011 year ended with container volume up 8.3%

•   Incremental 1.4 million twenty-foot equivalent units “TEU”

–  Breakbulk pier tonnage increased 21.5% during the first six months of fiscal 2012

–  New three-berth, 280-acre container terminal scheduled to open in 2013

• Other Market Updates

–  Continental Tires building a Sumter, SC plant starting in mid-2012, total investment expected to be $500 million and will bring 1,700 new jobs by 2020

–     2012 PGA Championship to be held at Kiawah Island will make a projected economic impact of $193 million to SC

–   PeopleMatter, a human resource technology firm locating in downtown Charleston, will invest $18.8 million and create 265 new jobs during the next 5 years

First Financial Holdings, Inc.

First Financial Holdings, Inc.

Economic Updates

•    Upstate Market Developments

—

BMW plans additional investments of nearly $900 million and 300 new jobs in 2012

—

Clemson University trustees approved the addition of a $6.5 million research and education center in conjunction with Clemson University/Greenwood Genetic Center

—

Greenville-based Michelin North America to hire 500 people and invest $750 million in Anderson and Lexington counties to meet growing demand for the massive tires used on earth-moving equipment

—

JTEKT Automotive South Carolina Inc. to invest $102 million and add 80 jobs to its location in Piedmont, SC during 2012

—

Amazon plans to open a one million square foot distribution center by fall 2012 in Spartanburg, creating 390 jobs

Residential Mortgage Loans

Residential Mortgage Loan Portfolio

As of March 31, 2012

Nonperforming Loans

Delinquent Loans

Net Charge-Offs

* Excludes $15 million from loans reclassified as held for sale.

First Financial Holdings, Inc.

Residential Mortgage Credit Quality Trends

As of and for the Quarter ended

March 31, 2011

June 30, 2011

September 30, 2011

December 31, 2011

March 31, 2012

% of

% of

% of

% of

% of

(dollars in thousands)

$

Portfolio

$

Portfolio

$

Portfolio

$

Portfolio

$

Portfolio

Delinquent Loans(1)

Residential 1-4 family

$

3,050

0.33%

$

1,404

0.16%

$

1,722

0.19%

$

2,986

0.31%

$

1,889

0.19%

Residential land

1,398

2.86

325

0.76

65

0.16

561

1.35

123

0.30

Total delinquent residential loans

$

4,448

0.45%

$

1,729

0.18%

$

1,787

0.18%

$

3,547

0.34%

$

2,012

0.20%

Nonperforming Loans

Residential 1-4 family

$23,663

2.58%

$

1,242

0.14%

$

1,595

0.18%

$

4,977

0.51%

$

6,649

0.68%

Residential land

3,604

7.36

451

1.05

1,140

2.80

1,448

3.48

1,398

3.43

Total residential nonaccruing loans

  27,267

2.77%

1,693

0.18%

2,735

0.28%

6,425

0.62%

8,047

0.78%

Restructured loans still accruing

  732

  733

  734

  734

  734

Total nonperforming residential loans

$27,999

$

2,426

$

3,469

$

7,159

$

8,781

Net Charge-Offs

$22,685

(2)

Residential 1-4 family

$

  976

0.43%

$

461

0.21%

$

414

0.18%

$

391

0.16%

$

507

0.21%

(2)

Residential land

  620

4.83

1,237

11.57

165

1.58

532

5.31

701

6.75

Total residential net charge-offs

$

1,596

0.65%

$

1,698

0.72%

$

579

0.24%

$

923

0.37%

$

1,208

0.47%

(1) Includes loans past due 30-89 days.

(2) Excludes $11,716 and $2,862 from loans reclassified as held for sale

First Financial Holdings, Inc.

Residential Mortgage Loan Details

Analysis of Portfolio Loans

Origination Profile

As of March 2012

As of March 2012

% of

Avg

Retail

CLD  (2)

Portfolio

Yld

30-year Fixed Rate

13%

4.95%

Source

48%

52%

30-year Jumbos

7%

5.21%

Avg. FICO

763

763

15-year Fixed Rate

25%

3.82%

Avg. LTV

67%

71%

Hybrid ARMs

10%

2.41%

Fixed rate locks

85%

99%

Adjustable Rate
Mortgages (1)

42%               3.23%

Purchase
percentage

31%                       24%

Other

3%                 6.41%

Refinance

100%

3.74%

percentage

69%

76%

(1) - Generally up to 30 year terms and annual rate adjustment  after being

(2) - Correspondent Lending Division

fixed for  a period of 3, 5, 7 or 10 years in accordance with a designated index.  Either a 1%, 2% or 5% cap on the rate adjustment  after the initial repricing period, a 1% or 2% annual cap and a 4%, 5% or 6% life cap.

First Financial Holdings, Inc.

Commercial Loans

Commercial Loan Portfolio

As of March  31,  2012

12%         14%

Commercial business

Commercial real estate

Commercial construction and land

74%

Note: 37% of CRE consists of owner occupied property

Nonperforming Loans

Delinquent Loans

($ in thousands)

$10,000

$8,000

$6,000

$4,000

$2,000

$-

Mar-11               Jun-11                 Sep-11               Dec-11              Mar-12

Commercial business                      Commercial real estate

Commercial construction and land

($ in thousands)                        Net Charge-Offs

($ in thousands)

$70,000

$60,000

$50,000

$40,000

$30,000

$20,000

$10,000

$-

          Mar-11            Jun-11

Commercial construction and land

Commercial business

Sep-11           Dec-11          Mar-12

  Commercial real estate

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$-

    Mar-11         Jun - 11*

Commercial business

Commercial construction and land

 Sep-11         Dec-11             Mar-12

Commercial real estate

* Excludes $78 million from loans reclassified as held for sale

First Financial Holdings, Inc.

Commercial Credit Quality Trends

As of and for the Quarter ended

March 31, 2011

June 30, 2011

September 30, 2011

December 31, 2011

March 31, 2012

% of

% of

% of

% of

% of

(dollars in thousands)

$

Portfolio

$

Portfolio

$

Portfolio

$

Portfolio

$

Portfolio

Delinquent Loans(1)

Commercial business

$       1,618

1.78%

$      2,387

2.96%

$

868

1.07%

$

908

1.08%

$      1,677

1.90%

Commercial real estate

9,322

1.63

2,703

0.56

3,394

0.72

3,514

0.77

3,065

0.69

Commercial construction

---

---

---

---

   595

3.95

---

---

---

---

Commercial land

4,220

3.54

   821

1.16

   537

0.80

1,185

1.94

2,271

4.15

Total commercial delinquent  loans

$     15,160

1.89%

$      5,911

0.91%

$      5,394

0.85%

$     5,607

0.91%

$      7,013

1.16%

Nonperforming Loans

Commercial business

$       9,151

10.06%

$     3,664

4.55%

$      4,322

5.34%

$      3,665

4.37%

$      1,931

2.19%

Commercial real estate

 60,256

10.57

     16,396

3.40

      18,400

3.90

      17,160

3.76

      18,474

4.13

Commercial construction

4,074

18.29

1,451

9.05

           266

1.77

           573

3.48

           261

1.60

Commercial land

 40,740

34.14

5,411

7.67

6,310

9.36

5,232

8.54

5,240

9.56

Total commercial nonaccrual  loans

 114,221

14.23%

26,922

4.15%

29,298

4.62%

26,630

4.31%

25,906

4.27%

Restructured loans still accruing

        818

     802

      ---

1,677

2,229

Total commercial nonperforming

$  115,039

$   27,724

$   29,298

$   28,307

$   228,135

Net Charge-Offs

(2)

Commercial business

$       1,829

8.00%

$

982

4.88%

$

136

0.69%

$

640

3.22%

$

825

3.73%

(2)

Commercial real estate

2,195

1.51

 2,233

1.85

433

0.36

1,417

1.22

1,462

1.31

(2)

Commercial construction

     (3)

(0.05)

56

1.40

635

16.12

     (3)

(0.07)

(2)

(0.04)

Commercial land

4,824

14.94

3,251

(2)

18.43

2,052

12.15

804

4.94

1,439

10.51

Total net commercial charge-offs

$      8,845

4.28%

$      6,522

4.02%

$      3,256

2.04%

$    2,858

1.83%

$      3,724

2.46%

(1)

Includes loans past due 30-89 days.

(2)

Excludes $5,844 in Commercial business, $38,789 in Commercial real estate, $3,011 in Commercial construction and $30,744 in Commercial Land reclassified as loans held for sale

First Financial Holdings, Inc.

Consumer Loans

Consumer Loan Portfolio

As of March 31, 2012

Nonperforming Loans

Delinquent Loans

Net Charge-Offs

* Excludes $2 million from loans reclassified as held for sale

First Financial Holdings, Inc.

First Financial Holdings, Inc.

Consumer Credit Quality Trends

As of and for the Quarter ended

March 31, 2011

June 30, 2011

September 30, 2011

December 31, 2011

March 31, 2012

% of

% of

% of

% of

% of

(dollars in thousands)

$

Portfolio

$

Portfolio

$

Portfolio

$

Portfolio

$

Portfolio

Delinquent Loans (1)

Home equity

3,550

0.92%

3,266

0.86%

3,408

0.92%

4,525

1.27%

3,315

0.95%

Manufactured housing

2,491

0.92

2,298

0.84

2,600

0.94

3,267

1.19

1,502

0.54

Marine

296

0.50

264

0.46

980

1.77

597

1.14

358

0.71

Other consumer

592

1.11

589

1.09

629

1.19

831

1.66

445

0.97

Total delinquent  loans

$   6,929

0.90%

$  6,417

0.84%

$   7,617

1.01%

$  9,220

1.25%

$   5,620

0.78%

Nonperforming Loans

(2)

Home equity

Manufactured housing
Marine

Other consumer

  Total consumer nonaccrual  loans
Loans 90+ days still accruing

Restructured loans still accruing
Total consumer nonperforming loans

9,379          2.42%             9,165

3,517          1.30                 2,953

42          0.07                       94

181

0.34

129

127

13,119

1.70%

12,341

109

76

171

121

---

---

---

---

$ 13,228                             $ 12,417

2.42%             6,871          1.86%

1.08                 2,922          1.06

0.16                       47           0.09

246

0.24                                        0.24

224

1.61%            9,967           1.32%

12,123

$ 10,138

8,192               2.29%

3,461               1.26

0.47

0.45

131

1.65%

12,621

$ 12,244

9,779               2.81%

2,648               1.96

63               0.12

0.29

1.75%

51

314

$12,986

Net Charge-Offs

(3)

Home equity

$   3,368

3.43%

$   2,686

2.83%

$  4,910

5.28%

$  2,955

3.26%

$  2,264

2.57%

Manufactured housing

     1,172

1.74

     1,049

1.54

       978

1.42

       845

1.23

    1,467

2.13

Marine

        258

1.69

         44

0.30

       158

1.12

       142

1.05

       361

2.83

Other consumer

        647

4.66

       446

3.28

       217

1.61

       531

4.09

       469

3.90

Total consumer net charge-offs

$   5,445

2.80%

$   4,225

2.21%

$  6,263

3.31%

$  4,473

2.41%

$  4,561

2.51%

(1) Includes loans past due 30-89 days.

(2) Of the $9,779 of nonperforming equity loans, $3,501 are in first position, $2,367 are in second position where First Federal holds the first and
    $3,911 are in second position where another bank holds the first

Home Equity Composition

•    Annual review of collateral values and quarterly reviews of credit score

•

94% of lines are interest only

•

22% of lines are fully drawn as of March 31, 2012

•

19% of lines are frozen as result of reviews which identified material changes in financial circumstances

8%

16%

30%

13%

36%

34%

 1st Position

 2nd Position to First Federal 1st Position

 2nd Position to Third party 1st Position

26%                                                                                         37%

 800 + beacon                                750 -799 beacon

 700 - 749 beacon                     660 -699 beacon

Based on portfolio review conducted as of December 31, 2011

First Financial Holdings, Inc.

Non-GAAP Reconciliation

As of and For the Quarter Ended

March 31,

June 30,

September 30,

December 31,

March 31,

(dollars in thousands, except per share data)

2011

2011

2011

2011

2012

Tangible assets and tangible common equity

Total assets

$

3,302,012

$

3,221,544

$

3,206,310

$

3,146,964

$

3,145,538

Goodwill 1

(28,260)

(3,250)

---

---

---

Other intangible assets, net 2

(9,278)

(2,776)

(2,491)

(2,401)

(2,310)

Tangible assets (non-GAAP)

$

3,264,474

$

3,215,518

$

3,203,819

$

3,144,563

$

3,143,228

Total shareholders’ equity

$

311,527

$

266,564

$

268,506

$

277,178

$

278,043

Preferred stock

(65,000)

(65,000)

(65,000)

(65,000)

(65,000)

Goodwill 1

(28,260)

(3,250)

---

---

---

Other intangible assets, net 2

(9,278)

(2,776)

(2,491)

(2,401)

(2,310)

Tangible common equity (non-GAAP)

$

208,989

$

195,538

$

201,015

$

209,777

$

210,733

Shares outstanding, end of period (000s)

16,527

16,527

16,527

16,527

16,527

Tangible common equity to tangible assets

6.40%

6.08%

6.27%

6.67%

6.70%

Tangible common book value per share

$

12.65

$

11.83

$

12.16

$

12.69

$

12.75

Pre-tax pre-provision earnings from

continuing operations

(Loss) income before income taxes

$

(2,278)

$

(65,564)

$

4,774

$

25,338

$

5,980

Provision for loan losses

12,675

77,803

8,940

7,445

6,745

Pre-tax pre-provision earnings (non-GAAP)

$

10,397

$

12,239

$

13,714

$

32,783

$

12,725

1 Goodwill represents goodwill for continuing operations and for discontinued operations.

2 Other intangible assets, net represents intangible assets for continuing operations and discontinued operations.

First Financial Holdings, Inc.

First Financial Holdings, Inc.

Nasdaq: FFCH

www.firstfinancialholdings.com

R. Wayne Hall

Blaise B. Bettendorf

President & CEO

EVP & Chief Financial Officer

whall@firstfederal.com

bbettendorf@firstfederal.com

843.529.5907

843.529.5456